Exhibit 99.1

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[LOGO]

UBS Global Health Services Conference

February 15, 2006

Presented by:

Chairman & CEO:	Rick Matros
Executive VP & CFO:	Bryan Shaul

Forward Looking Statements

Statements made in this presentation may contain “forward-looking” information, such as forecasts of future financial performance.  Such statements involve risks and uncertainties and are subject to change at any time.  Factors that could cause actual results to differ materially include, but are not limited to, the following:  potential liability for losses not covered by, or in excess of, our insurance; continued compliance by the Company under its loan agreement; changes in Medicare and Medicaid reimbursements, including the impact of the Deficit Reduction Act and regulations implementing it; the impact of federal and state regulations and investigations; changes in payor mix and payment methodologies; our ability to integrate the operation of Peak Medical Corporation; our ability to generate sufficient cash flow to operate our business; our ability to receive increases in reimbursement rates from government payors to cover increased costs; and competition for qualified staff in the healthcare industry.  More information on these and other factors that could affect our business and financial results are included in our Annual Report on Form 10-K for the year ended December 31, 2004, our Form 10-Q for the quarter ended September 30th, 2005, and other public filings made with the Securities and Exchange Commission.

The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control.  We caution that any forward-looking statements made by us are not guarantees of future performance.  We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Furthermore, any reference to non-GAAP financial information provided is reconciled herein to comparable GAAP financial information included in our SEC filings which are available on our website at www.sunh.com.

Any documents filed by Sun with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting the Investor Relations Department of Sun at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc., 101 Sun Avenue NW, Albuquerque, NM 87109.  You may also read and copy any reports, statements, and other information filed by Sun with the SEC at the SEC public reference room at 450 Fifth Street, NW, Room 1200, Washington, D.C. 20549.  Please call the SEC at (800) SEC-0330 or visit the SEC’s web site for further information on its public reference room.

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Company Overview

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134 SNFs
14 ALFs
Inpatient Facilities	7 Mental Health
3 Specialty Hospitals

Beds	16,959

Contract Rehabilitation
Ancillary Businesses	Staffing
Home Health

$1,086.1mm Revenue
Normalized LTM Financials	$35.2mm EBITDA
$88.0mm EBITDAR

Note:   Pro forma for Peak acquisition as of 9/30/2005

Management Team

		Years in
		Healthcare
Name	Position	Industry	Previous Experience

Rick Matros	Chairman & CEO	29	•	Joined Sun in November 2001

			•

Joined Regency in 1994. Grew combined Company from $310 million to $645 million in revenues and $31 million to $62 million in EBITDA. Sold Regency to Sun in 1997 for $630 million in cash just prior to BBA 1997. Realized 100% return to shareholders.

			•	Started/built three other successful healthcare services companies after Regency in dental healthcare, Medicare managed care and head trauma.

			•

Joined Care Enterprises in 1987. Led the Company out of bankruptcy. Grew the business through organic growth. Merged into Regency Health Services in 1994 for $142.6 million ent. Value, a six fold return to shareholders.

Bill Mathies	President, SunBridge	24	•	President of Beverly’s nursing home subsidiary ($2.5 billion in revenue, 500+ locations, 30+ states)

			•	Formed new business development function and consolidated it with the ancillary services arm of Beverly-contract rehab, home care and hospice

Bryan Shaul	EVP & CFO	21	•	EVP & CFO at ResCare, Inc. (2001 to 2005), the nation’s largest provider of healthcare services to the developmentally disabled

			•	Leading financial roles in three managed care organizations - CFO of RightChoice (1994 to 1996), CFO of Primary Health (1996 to 1998), Corporate Controller at Humana (1999 to 2001)

Investment Highlights

•                  Leading long-term care provider with a portfolio of strong core assets

•                  After successful restructuring process, positioned to leverage expertise and platform for future growth

•                  Geographic diversity and broad range of services

•                  Strong base inpatient business that has achieved significant improvements in Medicare mix while maintaining stable occupancy

•                  Ancillary businesses core to Company’s growth strategy

•                  Recent acquisitions add geographic diversity and growth

•                  Significant opportunity to continue improving margins and operating efficiency

Sun History

•                  November 2001 - Rick Matros joins Sun as CEO, following completion of the reorganization plan

•                  February 2002 - Sun exits bankruptcy

•                  2H 2002 - Reorganization plan proves ineffective

•                  February 2003 - Company commences restructuring

•                  Sale of pharmacy business for $90.0 million

•                  Divestiture of 135 inpatient facilities

•                  Significant improvement in Medicare mix, EBITDA, and leverage

•                  December 2004 - Completion of Sun restructuring

•                  May 2005 - Acquisition of Peak Medical announced

•                  August 2005 - Acquisition of ProCare announced

•                  December 2005 - New $100 million credit facility announced

•                  Over 25% interest cost savings achieved

•                  December 2005 – Closed acquisition of Peak Medical

•                  December 2005 – Successfully completed offering of 6.9 million shares of common stock

Significant Operating Improvement

	2002	YTD (9/30/2005)

Decreased Dependence on Medicaid	[CHART]	[CHART]

Increased Occupancy	88.6%	90.1%

Rationalized Facilities	233 Facilities 215 SNFs 18 Others	102 Facilities 85 SNFs 17 Others

Rationalized Beds	26,287 Beds	10,551 Beds

Increased Ancillary Business Mix	23.5% of Total Revenues	28.6% of Total Revenues

Significant Financial Improvement

EBITDAR(1)

[CHART]

EBITDA(1)

[CHART]

Leverage Statistics

[CHART]

Facility Rent

[CHART]

Note:

(1)   LTM 9/30/2005 EBITDA and EBITDAR are normalized

Census has remained steady as higher-margin Medicare mix has increased quarter-over-quarter…

Occupancy

[CHART]

Medicare Revenues

[CHART]

… Resulting in progressively higher Medicare revenues

Inpatient Facilities Map

158 inpatient facilities: 134 SNFs, 14 ALFs, 7 mental health facilities, and 3 specialty acute care hospitals

[GRAPHIC]

Inpatient Locations

Alabama	7
Arizona	1
California	20
Colorado	9
Georgia	10
Idaho	11
Maryland	1
Massachusetts	11
Montana	5
New Hampshire	9
New Mexico	22
North Carolina	8
Ohio	5
Oklahoma	12
Tennessee	9
Utah	3
Washington	7
West Virginia	7
Wyoming	1

16,959 Licensed Beds in 19 States

Industry Outlook for Inpatient Business

•                  Favorable demographics

•                  Aging population and increased life expectancies will support increased demand for LTC facilities

•                  Number of 85+ Americans projected to double by 2030

•                  Decrease of available beds nationwide driving occupancy increases

•                  From 1999 to June 2005, the number of LTC facilities declined from 17,014 to 16,032 despite demographic shifts

•                  Reimbursement stabilized and predictable

Ancillary Businesses

Sun’s ancillary businesses are complementary to its core business and provide additional sources of growth

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Description	One of the largest contract rehab companies, providing physical, occupational and speech rehab therapy services	Specializes in temporary therapy, pharmacy, physician, and nursing staffing	Provides home health care and pharmacy services

Geography	39 States	21 States	2 States

Employees	2,315	1,794	1,254

LTM Gross Revenue % of Pro Forma Revenue	$134.4mm 12.4%	$64.9mm 6.0%	$59.7mm 5.5%

% Non-Affiliated Revenue	73.2%	98.7%	100%

Ancillary Services Map

Ancillary businesses provide diversified revenue sources, favorable payor mix and growth opportunities

[GRAPHIC]

Financials

[GRAPHIC]

Financial Overview — Pro Forma

Revenue

[CHART]

EBITDA — Normalized

[CHART]

EBITDAR — Normalized

[CHART]

Operating Efficiency Initiatives

Reducing Overhead

•                  Extensive overhead cuts occurred with portfolio reduction through 2004

•                  Currently examining additional cost cuts

•                  Acquisitions will further leverage current infrastructure

•                  Peak reduces G&A as % of revenues from 8.1% to 7.2% (before synergies) for nine months ended September 2005

Reducing Insurance Costs

•                  Number of new GLPL claims reported from continuing ops. reduced by approx. 40% since 2002

•                  Average GLPL cost per bed declined from $2,500+ in 2002 to approximately $2,000 today

•                  GLPL claim reserves on the BS reduced by in excess of $30 million (>25%) since 2002

•                  Number of new workers’ comp. claims reported from continuing ops. decreased 9.7% since 2002, despite increase in labor force

•                  Average workers’ comp. cost per claim (medical/lost time) decreased from $8,241 to $2,651 since 2002

Capitalization Table

($mm)	Pro Forma Sun 9/30/2005	Offering Adjustments(1)	Pro Forma for Offering(1) 9/30/2005

Cash	$9.1	$6.0	$15.1

Debt:
Current Portion of Long-Term Debt	34.1		34.1
Long-Term Debt, Net of Current Portion(2)	183.2	(32.2)	151.0
Total Debt	$217.3	$(32.2)	$185.1

Credit Ratios			Adjusted for Non-Recourse Debt(3)
Debt/ EBITDA	6.2	5.3	4.2
Adj. Debt/ EBITDAR	7.3	6.9	6.6

Source:                 Company 8-K filed 12/1/2005, Prospectus Supplement and other filings

Notes:

(1)   Assumes net proceeds of $38.2mm, based on issuance of 6.6mm shares at $6.00 per share on 12/27/2005

(2)   $183.2mm of long term debt includes revolver balance of $32.2mm as of 9/30/2005

(3)   Adjusted for $50.5mm in non-recourse consolidated debt for 9/30/2005 according to FIN No. 46R

Strategy for Future Growth and Value Creation

With the acquisition of Peak, the Company had YTD annualized EBITDA of approximately $42.5 million and EBITDAR of approximately $95.9 million

•                  $7 - $10 million in annual synergies projected from the Peak acquisition ($3 - $4 million expected to be realized in 2006)

•                  Continue organic revenue growth consistent with recent history

•                  Grow inpatient operations by maintaining high occupancy rate and enhancing payor mix

•                  Continued increases in operational efficiencies will improve margins

•                  Further reductions in overhead and general & professional liabilities

•                  Acquire inpatient and ancillary businesses to bring additional scale to Company

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Reconciliations

Reconciliation Section

Overview

Definitions of EBITDA and EBITDAR

EBITDA is defined as earnings before depreciation, amortization, interest, net, loss on asset impairment, loss on lease termination, (gain) loss on sale of assets, reorganization gain, net, restructuring costs, net, income tax expense (benefit), and (income) loss from discontinued operations.

EBITDAR is defined as EBITDA before facility rent expense.

EBITDA and EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.

EBITDA and EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability.  EBITDA and EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA and EBITDAR are significant components in understanding and assessing financial performance, EBITDA and EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA and EBITDAR are not measurements determined in accordance with generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA and EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

Normalized EBITDA and EBITDAR exclude significant adjustments not related to ongoing operations.

Reconciliation to Sun Normalized EBITDA (R)

	For the Twelve	For the Nine	For the Nine	For the Last
	Months Ended	Months Ended	Months Ended	Twelve Months
	2004	9/30/2004	9/30/2005	Ended 9/30/2005
Revenue	813.4	608.7	636.2	840.9

Pre Tax Income	8.8	3.3	(1.5)	3.9

D&A	9.2	6.3	6.9	9.8
Interest	8.9	6.4	8.6	11.1

Impairment	1.0		0.4	1.4
Restructuring	2.0	1.6	0.1	0.5
Lease termination	0.2			0.2
Loss on sale of assets	1.5	1.2	0.9	1.2

EBITDA	31.5	18.7	15.3	28.1

Rent	39.1	29.6	29.5	39.0

EBITDAR	70.6	48.3	44.8	67.0

Add:
Insurance	(13.1)	1.7	(0.5)	(15.3)
Extinguishment of Debt	(3.4)	(3.7)	0.4	0.7
Other Normalizing Adjustments	(0.3)	(2.4)	0.6	2.7

EBITDA NORMALIZED	14.7	14.3	15.8	16.3

EBITDAR NORMALIZED	53.8	43.9	45.3	55.2

Reconciliation to Peak Normalized EBITDA (R)

	For the Twelve	For the Nine	For the Nine	For the Last
	Months Ended	Months Ended	Months Ended	Twelve Months
	2004	9/30/2004	9/30/2005	Ended 9/30/2005
Revenue	228.4	166.9	183.6	245.2

Pre Tax Income	3.0	3.3	6.3	6.0

D&A	4.2	3.8	3.3	3.7
Interest	8.9	6.1	6.5	9.2

Impairment				—
Restructuring				—
Lease termination				—
Loss on sale of assets				—

EBITDA	16.0	13.1	16.1	19.0

Rent	13.9	10.6	10.6	13.8

EBITDAR	29.9	23.7	26.6	32.8

Add:
Insurance	—	—	—	—
Extinguishment of Debt	—	—	—	—
Other Normalizing Adjustments	—	—	—	—

EBITDA NORMALIZED	16.0	13.1	16.1	19.0

EBITDAR NORMALIZED	29.9	23.7	26.6	32.8

Reconciliation to Normalized Pro Forma Sun EBITDA (R)

	For the Twelve	For the Nine	For the Nine	For the Last
	Months Ended	Months Ended	Months Ended	Twelve Months
	2004	9/30/2004	9/30/2005	Ended 9/30/2005

Revenue	1,041.8	775.5	819.8	1,086.1

Pre Tax Income	11.7	6.6	4.8	9.9

D&A	13.4	10.1	10.1	13.5
Interest	17.7	12.4	15.1	20.4

Impairment	1.0	—	0.4	1.4
Restructuring	2.0	1.6	0.1	0.5
Lease termination	0.2	—	—	0.2
Loss on sale of assets	1.5	1.2	0.9	1.2

EBITDA	47.5	31.9	31.4	47.0

Rent	53.0	40.2	40.0	52.8

EBITDAR	100.5	72.1	71.4	99.8

Add:
Insurance	(13.1)	1.7	(0.5)	(15.3)
Extinguishment of Debt	(3.4)	(3.7)	0.4	0.7
Other Normalizing Adjustments	(0.3)	(2.4)	0.6	2.7

EBITDA NORMALIZED	30.7	27.5	31.9	35.2

EBITDAR NORMALIZED	83.7	67.7	71.9	88.0

Reconciliation of Sun Standalone Net Income (Loss) to EBITDA (R)

($mm)	For the Two Months Ended 2/28/2002 (1)	For the Ten Months Ended 12/31/2002 (1)	For the Year Ended 12/31/2002

Net Income (Loss)	1,485.4	(438.0)	1,047.4

Add:
Loss on Discontinued Operations	7.6	—	7.6
Income Taxes	0.1	0.4	0.5
Reorganization Gain, Net	(1.5)	—	(1.5)
Gain on Sale of Assets, Net	—	(8.7)	(8.7)
Loss on Asset Impairment	—	407.8	407.8
Interest, Net	2.7	13.4	16.1
Depreciation and Amortization	4.5	28.4	32.9

EBITDA as Reported	1,498.8	3.3	1,502.1

Add:
Gain on Extinguishment of Debt, Net	(1,498.0)	—	(1,498.0)

EBITDA excluding Gain on Extinguishment of Debt, Net	0.8	3.3	4.1
Rent	22.7	116.7	139.4

EBITDAR EXCLUDING GAIN ON EXTINGUISHMENT OF DEBT, NET	23.5	120.0	143.5

Note:

(1)          As reported in 2002 10-K

Reconciliation of Sun Standalone (Loss) to EBITDA (R)

	For the Years Ended		For the Nine Months Ended
($mm)	12/31/2003	12/31/2004	9/30/2004 (1)	9/30/2005 (1)

Net Income (Loss)	0.4	(18.6)	(14.2)	13.1

Add:
(Income) Loss on Discontinued Operations	(30.5)	28.5	18.6	(13.8)
Income Tax Expense (Benefit)	0.7	(1.2)	(1.1)	(0.8)
(Gain) Loss on Sale of Assets, Net	(4.3)	1.5	1.1	0.8
Restructuring Costs, Net	14.7	2.0	1.6	0.1
Loss on Lease Termination	—	0.2	—	—
Loss on Asset Impairment	2.8	1.0	—	0.4
Interest, Net	16.9	8.9	6.4	8.6
Depreciation and Amortization	7.1	9.2	6.3	6.9

EBITDA as Reported	7.8	31.5	18.7	15.3

Add:
Insurance – Ongoing Operations, Prior Year	1.6	(13.1)	1.7	(0.5)
(Gain) Loss on Extinguishment of Debt, Net	—	(3.4)	(3.7)	0.4
Other Normalizing Adjustments, Net	0.7	(0.3)	(2.4)	0.6

EBITDA Normalized	10.1	14.7	14.3	15.8
Rent	38.8	39.1	29.6	29.5

EBITDAR NORMALIZED	48.9	53.8	43.9	45.3

Note:

(1)          As reported in third Quarter 2005 10-Q, filed 11/1/05

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